Other Payables and Accruals - Schedule of Other Payables and Accruals (Details) - USD ($) $ in Thousands		Dec. 31, 2024	Dec. 31, 2023
Schedule of Other Payables and Accruals [Abstract]
Other payables and accruals	[1]	$ 275	$ 303
Tax payable		75	130
Payroll and bonus payables		3,063	3,814
Total		$ 3,413	$ 4,247

[1]

Other payables and accruals are unsecured, non-interest-bearing and repayable on demand. The fair values of other payables and accruals at the end of each of the Relevant Periods approximated to their corresponding carrying amounts.